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                                                                    EXHIBIT 99.1



PROXY                                                               COMMON STOCK

                                FP BANCORP, INC.
                            613 West Valley Parkway
                        Escondido, California 92025-4929

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FP BANCORP, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 1998.

  The undersigned hereby constitutes and appoints Mark N. Baker and Harvey L. Williamson or either of them, with full power of substitution, attorneys and proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of FP Bancorp, Inc. ("FP") which the undersigned would be entitled to vote if personally present at FP's Special Meeting of Stockholders to be held at the California Center for the Arts, Escondido, located at 340 North Escondido Boulevard, Escondido, California, on May 22, 1998 at 10:00 a.m., local time, and at any postponement or adjournment thereof, in the following manner:

  1. APPROVAL OF THE MERGER
                   [_] FOR      [_] AGAINST      [_] ABSTAIN

  Other Matters. The proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or at any postponement or adjournment thereof.

 THE BOARD OF DIRECTORS OF FP RECOMMENDS THAT YOU VOTE FOR APPROVAL OF ITEM 1.

                          (continued on reverse side)




  WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

  Please date and sign exactly as your name or names appear hereon. If more than one owner exists, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                                       Dated: ___________________, 1998

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                                                  Signature
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                                                  Signature
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                                                Type or Print

   PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD USING THE
                               ENCLOSED ENVELOPE